Exhibit 99.1

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-4

Final Pool as of the Cutoff Date

11/4/2015

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New		Used		Total
Aggregate Principal Balance (1)	$541,533,562.32		$516,966,105.26		$1,058,499,667.58

Number of Automobile Loan Contracts	22,841		31,763		54,604

Percent of Aggregate Principal Balance	51.16%		48.84%		100.00%

Average Principal Balance	$23,708.84		$16,275.73		$19,385.02
Range of Principal Balances	($294.44 to $84,036.44)		($251.71 to $77,340.91)		($251.71 to $84,036.44)

Weighted Average APR (1)	10.55%		14.79%		12.62%
Range of APRs	(2.00% to 25.00%	)	(2.00% to 28.00%	)	(2.00% to 28.00%	)

Weighted Average Remaining Term	66		63		65
Range of Remaining Terms	(3 to 71 months	)	(3 to 71 months	)	(3 to 71 months	)

Weighted Average Original Term	72		70		71
Range of Original Terms	(24 to 72 months	)	(24 to 72 months	)	(24 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)
	Less than 215	10.56%
	215-224	11.33%	Less than 540	26.57%
	225-244	31.97%	540-599	51.29%
	245-259	22.39%	600-659	21.00%
	260 and greater	23.75%	660 and greater	1.14%

Weighted Average Score	244		567

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-4

Final Pool as of the Cutoff Date

11/4/2015

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
2.000% to 2.999%	8,216,791.41	0.78%	287	0.53%
3.000% to 3.999%	25,210,615.18	2.38%	924	1.69%
4.000% to 4.999%	30,773,100.63	2.91%	1,130	2.07%
5.000% to 5.999%	18,373,820.42	1.74%	694	1.27%
6.000% to 6.999%	54,615,452.85	5.16%	2,016	3.69%
7.000% to 7.999%	57,935,221.19	5.47%	2,278	4.17%
8.000% to 8.999%	51,145,874.64	4.83%	2,198	4.03%
9.000% to 9.999%	73,034,837.42	6.90%	3,425	6.27%
10.000% to 10.999%	77,920,780.43	7.36%	3,686	6.75%
11.000% to 11.999%	111,639,125.14	10.55%	5,383	9.86%
12.000% to 12.999%	78,272,996.56	7.39%	4,099	7.51%
13.000% to 13.999%	75,999,034.11	7.18%	4,072	7.46%
14.000% to 14.999%	73,224,041.43	6.92%	4,123	7.55%
15.000% to 15.999%	66,079,729.25	6.24%	3,744	6.86%
16.000% to 16.999%	62,189,933.64	5.88%	3,625	6.64%
17.000% to 17.999%	58,530,950.14	5.53%	3,500	6.41%
18.000% to 18.999%	59,526,891.73	5.62%	3,738	6.85%
19.000% to 19.999%	26,850,289.42	2.54%	1,861	3.41%
20.000% to 20.999%	20,559,964.21	1.94%	1,500	2.75%
21.000% to 21.999%	13,488,717.65	1.27%	1,067	1.95%
22.000% to 22.999%	6,737,827.07	0.64%	541	0.99%
23.000% to 23.999%	4,928,598.65	0.47%	410	0.75%
24.000% to 24.999%	2,658,388.67	0.25%	246	0.45%
25.000% to 25.999%	418,870.60	0.04%	38	0.07%
26.000% to 26.999%	138,969.34	0.01%	16	0.03%
27.000% to 27.999%	15,496.05	0.00%	2	0.00%
28.000% to 28.999%	13,349.75	0.00%	1	0.00%

TOTAL	$1,058,499,667.58	100.00%	54,604	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-4

Final Pool as of the Cutoff Date

11/4/2015

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$21,327,945.32	2.01%	1,033	1.89%
Alaska	1,626,444.58	0.15%	73	0.13%
Arizona	24,634,149.44	2.33%	1,177	2.16%
Arkansas	12,837,928.40	1.21%	632	1.16%
California	69,960,394.46	6.61%	3,726	6.82%
Colorado	19,262,991.95	1.82%	984	1.80%
Connecticut	6,519,900.78	0.62%	373	0.68%
Delaware	3,276,076.31	0.31%	205	0.38%
District of Columbia	2,936,712.25	0.28%	151	0.28%
Florida	75,692,117.22	7.15%	4,239	7.76%
Georgia	46,828,058.15	4.42%	2,185	4.00%
Hawaii	2,923,571.78	0.28%	163	0.30%
Idaho	1,677,586.16	0.16%	95	0.17%
Illinois	39,651,201.92	3.75%	2,102	3.85%
Indiana	24,259,902.94	2.29%	1,322	2.42%
Iowa	4,392,481.79	0.41%	254	0.47%
Kansas	4,851,716.33	0.46%	255	0.47%
Kentucky	19,897,342.58	1.88%	1,067	1.95%
Louisiana	33,618,967.41	3.18%	1,461	2.68%
Maine	3,817,958.79	0.36%	229	0.42%
Maryland	26,071,277.27	2.46%	1,342	2.46%
Massachusetts	17,224,976.88	1.63%	1,003	1.84%
Michigan	20,196,433.93	1.91%	1,326	2.43%
Minnesota	7,747,530.04	0.73%	487	0.89%
Mississippi	18,230,422.42	1.72%	822	1.51%
Missouri	20,972,646.09	1.98%	1,147	2.10%
Montana	2,535,180.26	0.24%	110	0.20%
Nebraska	2,756,170.14	0.26%	158	0.29%
Nevada	7,983,618.86	0.75%	358	0.66%
New Hampshire	3,789,933.68	0.36%	235	0.43%
New Jersey	19,289,624.91	1.82%	1,144	2.10%
New Mexico	18,182,376.95	1.72%	796	1.46%
New York	32,501,158.20	3.07%	1,780	3.26%
North Carolina	34,237,710.10	3.23%	1,745	3.20%
North Dakota	1,666,097.59	0.16%	82	0.15%
Ohio	37,935,149.01	3.58%	2,307	4.22%
Oklahoma	19,544,864.25	1.85%	930	1.70%
Oregon	6,527,272.50	0.62%	365	0.67%
Pennsylvania	40,358,350.36	3.81%	2,423	4.44%
Rhode Island	2,323,513.10	0.22%	139	0.25%
South Carolina	16,526,199.76	1.56%	856	1.57%
South Dakota	2,277,302.63	0.22%	142	0.26%
Tennessee	25,073,969.72	2.37%	1,243	2.28%
Texas	188,424,471.71	17.80%	8,470	15.51%
Utah	5,111,397.59	0.48%	233	0.43%
Vermont	1,479,731.21	0.14%	80	0.15%
Virginia	21,612,010.15	2.04%	1,128	2.07%
Washington	12,219,213.37	1.15%	650	1.19%
West Virginia	10,482,185.11	0.99%	519	0.95%
Wisconsin	12,880,557.73	1.22%	746	1.37%
Wyoming	2,131,899.25	0.20%	99	0.18%
Other (3)	212,974.25	0.02%	13	0.02%

TOTAL	$1,058,499,667.58	100.00%	54,604	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-4

Final Pool as of the Cutoff Date

11/4/2015

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	24.19%
	100-109	22.42%
	110-119	24.30%
	120-129	18.94%
	130-139	8.73%
	140-149	1.27%
	150 and greater	0.14%

Weighted Average Wholesale LTV	111%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-4

Final Pool as of the Cutoff Date

11/4/2015

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Buick(3)	$24,706,887.40	2.33%	1,115	2.04%
Cadillac(3)	20,732,298.76	1.96%	816	1.49%
Chevrolet(3)	401,466,587.68	37.93%	18,531	33.94%
Chrysler	25,505,414.70	2.41%	1,590	2.91%
Dodge	73,062,327.54	6.90%	3,865	7.08%
Ford	85,447,527.85	8.07%	4,836	8.86%
GMC(3)	54,136,620.41	5.11%	2,089	3.83%
Honda	28,626,442.82	2.70%	1,712	3.14%
Hyundai	44,018,112.59	4.16%	2,606	4.77%
Jeep	31,985,780.18	3.02%	1,631	2.99%
Kia	52,801,232.59	4.99%	3,146	5.76%
Mercedes	13,428,110.99	1.27%	588	1.08%
Mitsubishi	12,503,494.89	1.18%	758	1.39%
Nissan	74,520,385.18	7.04%	4,308	7.89%
Toyota	43,347,867.54	4.10%	2,491	4.56%
Volkswagen	13,849,791.71	1.31%	880	1.61%
Other (4)	58,360,784.75	5.51%	3,642	6.67%

Total	$1,058,499,667.58	100.00%	54,604	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	The total Aggregate Principal Balance of all new GM vehicles is $356,330,127.95, or approximately 34% of the final pool.
(4)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$3,178,966.75	0.30%	182	0.33%
Full-Size Van/Truck	161,897,817.67	15.30%	6,016	11.02%
Full-Size SUV	54,131,616.37	5.11%	2,054	3.76%
Mid-Size Car	287,190,533.87	27.13%	15,632	28.63%
Mid-Size SUV	246,015,041.78	23.24%	12,455	22.81%
Economy/Compact Car	205,421,303.82	19.41%	12,827	23.49%
Compact Van/Truck	37,145,006.13	3.51%	2,166	3.97%
Sports Car	63,353,734.80	5.99%	3,265	5.98%
Segment Unavailable(4)	165,646.39	0.02%	7	0.01%

Total	$1,058,499,667.58	100.00%	54,604	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

CONFIDENTIAL

AmeriCredit Automobile Receivables Trust 2015-4

Final Pool as of the Cutoff Date

11/4/2015

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$924,804,371.69	87.37%	43,700	80.03%
1	52,375,850.26	4.95%	2,752	5.04%
2+	81,319,445.63	7.68%	8,152	14.93%

Total	$1,058,499,667.58	100.00%	54,604	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,013,975,404.04	95.79%	50,054	91.67%
1	15,390,743.59	1.45%	1,407	2.58%
2+	29,133,519.95	2.75%	3,143	5.76%

Total	$1,058,499,667.58	100.00%	54,604	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,050,278,679.35	99.22%	53,675	98.30%
1	5,838,889.62	0.55%	649	1.19%
2+	2,382,098.61	0.23%	280	0.51%

Total	$1,058,499,667.58	100.00%	54,604	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.